Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Shalini Sharp, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A of Ultragenyx Pharmaceutical Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: December 9, 2016	/s/ Shalini Sharp
Shalini Sharp
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)